Exhibit 10.2

EMPIRE STATE BUILDING ASSOCIATES

AS SUBLESSOR

AND

LAWRENCE A. WIEN, HARRY B. HELMSLEY, WICO

TRADING CORPORATION and MARTIN WEINER

REALTY CORPORATION, joint venturers associated under

the name of EMPIRE STATE BUILDING COMPANY

AS SUBLESSEE

First Modification

of

Sublease

Dated: February 15, 1965

Demised Premises: 350 Fifth Avenue

                                           New York, New York

The property affected by the within instrument lies in

Section 3, Block 835 on the Tax Map of the County of New York.

RECORDED IN THE OFFICE OF THE REGISTER OF THE CITY OF NEW YORK, NEW YORK COUNTY, IN LIBER                    OF CONVEYANCES, PAGES             , FEBRUARY     , 1965.

RECORD AND RETURN TO:

WIEN, LANE & KLEIN

LINCOLN BUILDING

60 EAST 42ND STREET

NEW YORK 17, NEW YORK

THIS FIRST MODIFICATION OF SUBLEASE, dated February 15, 1965 made by and between EMPIRE STATE BUILDING ASSOCIATES, a general partnership consisting of LAWRENCE A. WIEN, HENRY W. KLEIN and PETER L. MALKIN, residing respectively at 785 Fifth Avenue, New York, New York, Sterling Road (no street number), Harrison, New York, and Summit Ridge Road (no street number), Stamford, Connecticut, and having its principal office and place of business at 60 East 42nd Street, New York, New York (hereinafter called “Sublessor”), and LAWRENCE A. WIEN, residing at 785 Fifth Avenue, New York, New York, HARRY B. HELMSLEY, residing at 61 Ridgecrest Road, Briarcliff Manor, New York, WICO TRADING CORPORATION, a New York corporation, having its principal office at 60 East 42nd Street, New York, New York and MARTIN WEINER REALTY CORPORATION, a New York corporation, having its principal office at 1457 Broadway, Room 901, New York, New York, joint venturers associated under the name of EMPIRE STATE BUILDING COMPANY, having an office at 60 East 42nd Street, New York, New York (hereinafter called “Sublessee”).

W I T N E S S E T H :

WHEREAS, The Prudential Insurance Company of America (hereinafter called “Lessor”) is the owner of the premises known as the Empire State Building, located at 350 Fifth Avenue, Borough of Manhattan, City, County and State of New York (hereinafter called “Demised Premises”); and

WHEREAS, Sublessor is the holder of a lease of the Demised Premises between Lessor and Alglan Realty Corporation, Rostev Realty Corporation, and Bentob Realty Corporation, dated December 21, 1951 and recorded on December 21, 1951, in the Office of the Register of The City of New York, New York County, in Liber 4759 of Conveyances at Page 534, as modified in its entirety by a Modification of Indenture of Lease between Lessor and Sublessor, dated December 27, 1961, and recorded on December 27, 1961, in said Register’s Office in Liber 5173 of Conveyances at Page 49 (which modification is hereinafter called the “Lease”); and

WHEREAS, Sublessee is the holder of a Sublease of the Demised Premises between Sublessor and Sublessee, dated December 27, 1961 and recorded on December 27, 1961 in said Register’s Office in Liber 5173 of Conveyances at Page 155 (hereinafter called the “Sublease”); and

WHEREAS, Lessor and Sublessor by Second Modification of Indenture of Lease, dated this day and executed and delivered immediately prior hereto, and intended to be recorded immediately prior hereto in said Register’s Office, have modified Section 9.02 of the Lease having to do with increasing Lessor’s investment in the Demised Premises and Section 2.01, subdivision 2, of the Lease having to do with increasing the improvement net rent payable by Sublessor as a result of Lessor’s additional investment; and

WHEREAS, Sublessor and Sublessee desire to make identical modifications in the Sublease.

NOW, THEREFORE, Sublessor and Sublessee, in consideration of the mutuality hereof, do hereby modify the Sublease as noted below, and Sublessor and Sublessee, as the case may be, agree to accept, keep, observe and perform the Sublease as modified hereby.

1. Sublessee hereby consents to the aforesaid Second Modification of Indenture of Lease and Sublessee hereby agrees that the Sublease is and shall be subject and subordinate to the Lease as so modified.

2. Sublessor and Sublessee hereby agree that wherever the Lease is referred to in the Sublease it shall be deemed to refer to the Lease as so modified by said Second Modification of Indenture of Lease.

3. Sublessor and Sublessee hereby agree that the incorporation in the Sublease by reference of Section 2.01, subdivision 2, and Section 9.02 of the Lease shall be deemed to refer to said Sections as so modified by said Second Modification of Indenture of Lease, except as follows:

(a) Under Section 2.01, subdivision 2, the payments of improvement net rent by Sublessee to Sublessor shall be made on the third day of each month starting with the month in which the first such payment is due under the Lease, and

(b) Under Section 9.02 it is agreed that title to all of the improvements shall be in Lessor, that Sublessee shall be deemed to be performing the work for the account of Lessor, and that Sublessee shall be entitled to the disbursement only as, if and when same is received by Sublessor from Lessor, and upon receipt thereof, Sublessor shall promptly remit same to Sublessee as reimbursement for the work performed.

4. The terms, covenants, agreements, provisions, conditions and limitations of the Sublease as modified herein shall continue in full force and effect and shall bind and inure to the benefit of Sublessor, its successors and assigns, and Sublessee, its successors and assigns, except as otherwise provided.

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this First Modification of Sublease the day and year first above written.

EMPIRE STATE BUILDING ASSOCIATES

By:	/s/ Lawrence A. Wien
Lawrence A. Wien, Partner

By:	/s/ Henry W. Klein
Henry W. Klein, Partner

	By:	/s/ Peter L. Malkin
Peter L. Malkin, Partner

(as Sublessor)

/s/ Lawrence A. Wien
Lawrence A. Wien

/s/ Harry B. Helmsley
Harry B. Helmsley

WICO TRADING CORPORATION

[SEAL]

	By:	/s/ Lawrence A. Wien
Lawrence A. Wien, President

MARTIN WEINER REALTY CORPORATION

[SEAL]

	By:	/s/ Martin Weiner
Martin Weiner, President

Joint Venturers associated under the name of EMPIRE STATE BUILDING COMPANY,

(as Sublessee)

STATE OF NEW YORK COUNTY OF NEW YORK	}	ss.:

On this 15th day of February, 1965, before me personally came LAWRENCE A. WIEN, HENRY W. KLEIN and PETER L. MALKIN, to me known and known to me to be members of the co-partnership of EMPIRE STATE BUILDING ASSOCIATES, the firm described in and which executed the foregoing instrument and said LAWRENCE A. WIEN, HENRY W. KLEIN and PETER L. MALKIN acknowledged that they executed the foregoing instrument for and in behalf of said co-partnership.

/s/ Alvin Silverman
Notary Public

STATE OF NEW YORK COUNTY OF NEW YORK	}	ss.:

On this 15th day of February, 1965, before me personally came LAWRENCE A. WIEN and HARRY B. HELMSLEY, to me personally known and known to me to be the individuals described in, and who executed the foregoing instrument, and duly acknowledged that they executed the same.

/s/ Alvin Silverman
Notary Public

STATE OF NEW YORK COUNTY OF NEW YORK	}	ss.:

On this 15th day of February, 1965, before me personally came LAWRENCE A. WIEN, to me known, who being by me duly sworn, did depose and say that he resides at the 785 Fifth Avenue, New York, New York; that he is the President of WICO TRADING CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation, and that he signed his name thereto by like order.

/s/ Alvin Silverman
Notary Public

STATE OF NEW YORK COUNTY OF NEW YORK	}	ss.:

On this 15th day of February, 1965, before me personally came MARTIN WEINER, to me known, who, being by me duly sworn, did depose and say that he resides at 140 Hepburn Road, Clifton, New Jersey; that he is the President of MARTIN WEINER REALTY CORPORATION, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

/s/ Alvin Silverman
Notary Public

CONSENT

THE UNDERSIGNED, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having its principal place of business at 745 Broad Street, Newark, New Jersey, being the owner of the land and buildings and improvements in the Borough of Manhattan, City, County and State of New York, known as the Empire State Building, located at 350 Fifth Avenue, New York, New York, having entered into a Second Modification of Indenture of Lease covering the same with EMPIRE STATE BUILDING ASSOCIATES by written instrument, dated February 15, 1965 and about to be recorded immediately prior hereto in the Office of the Register of the City of New York, New York County,

DOES HEREBY CONSENT to the execution and delivery of the foregoing First Modification of Sublease, to be dated February 15, 1965 and to be made between said EMPIRE STATE BUILDING ASSOCIATES, as Sublessor, and LAWRENCE A. WIEN, HARRY B. HELMSLEY, WICO TRADING CORPORATION and MARTIN WEINER REALTY CORPORATION, joint venturers associated under the name of EMPIRE STATE BUILDING COMPANY, as Sublessee.

Nothing herein contained shall be deemed or construed to waive any of the rights of the undersigned as Lessor against the Lessee under said Lease, or to relieve the Lessee, by substitution from any obligation of the Lessee to the undersigned Lessor.

IN WITNESS WHEREOF, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA has caused this consent to be executed by its officers thereunto duly authorized this 15th day of February, 1965.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:	/s/ H.G. Rohn
H.G. Rohn, Vice President

Attest:

/s/ J. H. Davidson
Assistant Secretary

[SEAL]                 J. H. Davidson

STATE OF NEW JERSEY COUNTY OF ESSEX, CITY OF NEWARK	}	ss.:

I, E. E. Siedler, a Commissioner for the State of New York, residing in the City of East Orange in the county of Essex, and State of New Jersey do certify that on the 15th day of February, in the year of our Lord one thousand nine hundred and sixty-five, before me in the city of Newark, in the county of Essex aforesaid, personally came H. G. Rohn, to me known, who, being by me duly sworn, did depose and say that he resides at 81 Woodbine Ave., Newark, N.J.; that he is a Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, that he signed his name thereto by like order.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Newark in the county and State aforesaid, this 15th day of February, A.D., one thousand nine hundred and sixty-five.

/s/ L. E. Siedler
A Commissioner for the State of New York L. E. Siedler New York County Register # 569-513 New York County Clerk # M24-65 Commission expires Jan. 8, 1969